SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2021 (December 31, 2020)

 CRANK MEDIA INC

(Exact name of registrant as specified in its charter)

Nevada	333-216783	33-1227600
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1720-650 West Georgia Street
Vancouver, British Columbia, Canada V6B 4N8
(Address of principal executive offices)
604-558-2515
(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01.  Entry into a Material Definitive Agreement

Pursuant to Item 1.01 of its Current Report on Form 8-K filed February 3, 2021, the Registrant reported the terms of the General Agreement entered into between the Registrant and an entity wholly owned by Stephen Brown (“Brown”), pursuant to which, among other matters, Brown agreed (i) that his wholly-owned entity would settle two outstanding debts owed by the Registrant in the respective amounts of $100,000 and $30,000; and (ii) that all film, TV, music and digital VR projects owned by Brown and his wholly-owned entity would be transferred to the Registrant.  These assets were listed on an attachment to the General Agreement and are referred to herein as the “Entertainment Assets”, which no longer includes rights to the film referred to therein as “The Editor”.  The General Agreement did not specify the amount to be paid by the Registrant for the Entertainment Assets.

On March 1, 2021, Registrant’s Board of Directors authorized the Registrant to enter into an agreement (the “Agreement”) among the Registrant, the holder (the “Holder”) of the $130,000 of outstanding debt [which included a convertible note with a face amount of $100,000 (the “$100,000 Note”)] and Brown and his wholly-owned entity. The Agreement provides for, among other matters, amendment of the General Agreement and for the confirmation, ratification and/or approval of the following, all of which are deemed to be effective as of January 4, 2021:

(i) the issuance by the Registrant of a new note to the Holder, with the new note (the “New Note”) having a principal amount of $134,000, with payments of principal due on March 15, April 15, and May 15, 2021 in the respective amounts of $54,666.67, $39,666.67, and $39,666.66; (ii) the Registrant’s issuance of 1.5 million shares of its common stock (the “Common Stock”) to the Holder; (iii) Brown’s personal guarantee of the New Note; (iv) the transfer to the Registrant of the Entertainment Assets by Brown and his wholly-owned entity; (v) the transfer to Brown of the $100,000 Note; (vi) Brown’s conversion of the $100,000 Note, according to its previously-existing terms, into 20 million shares of Common Stock; (vii) confirmation by the Holder that all obligations of the Registrant to the Holder, except for the obligations under the New Note and the obligation to issue the 1.5 million shares of Common Stock, have been satisfied; (viii) amendment of the General Agreement to be consistent with the terms of the Agreement; and (ix) confirmation by the Registrant and Brown that all obligations under the General Agreement have been satisfied by both of them.

A copy of the Agreement is attached as an Exhibit to this Report.  Brown is the Chief Executive Officer, President and Chief Financial Officer of the Registrant.

Item 3.02. Unregistered Sales of Equity Securities

Pursuant to the Agreement described in Item 1.01 of this Report, on March 11, 2021, the Registrant issued 1,500,000 shares of the Registrant’s common stock (the “Common Stock”) to Sylvia Meadows. Item 1.01 of this Report is incorporated into this Item 3.02.

On March 11, 2021, pursuant to an Executive Management Agreement between the Registrant and Sandor Miklos, a director of the Registrant, the Registrant issued 125,000 shares of Common Stock to Mr. Miklos.

On January 26, 2021, the Registrant issued 150,000 shares of Common Stock to one individual and 200,000 shares to another individual, for a total of 350,000 shares, pursuant to the terms of the Domain Name Assignment Agreement dated October 31, 2019, amended November 20, 2020, as payment for the Registrant’s purchase of two domain names and certain intellectual property rights related thereto.

Pursuant to the exercise of the $100,000 Note on December 31, 2020, the Registrant issued 20 million shares of Common Stock to Brown.  Brown is, and was at the time of exercise of the note, the CEO, President, Chief Financial Officer, and a member of the Board of Directors of the Registrant.  See Item 1.01 of this Report for related information.

On October 29, 2020, as payment in full satisfaction of $50,000 owed by the Registrant, the Registrant issued 500,000 shares of Common Stock to an unrelated entity pursuant to a Securities Purchase Agreement.

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The above issuances were made in reliance on exemptions from registration under Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”).  None of the issuances involved a “a public offering” within the meaning of Section 4(a)(2) of the Securities Act: (i)  the Registrant did not engage in any general solicitation or advertising to market the securities; (ii) each purchaser was provided the opportunity to ask questions and receive answers from the Registrant regarding the Registrant and the issuance; (iii) the securities were issued to persons with knowledge and experience in financial and business matters so that he or she is capable of evaluating the merits and risks of an investment in the Registrant; and (iv) the recipients received “restricted securities” that include a restrictive legend on the certificate, which legend restricts the shares from being transferred except pursuant to a registration statement that is effective with the SEC or pursuant to an exemption from registration.

Item 5.01. Changes in Control of Registrant.

Brown has acquired majority voting control of the common stock (the “Common Stock”) of the Registrant.

The transactions which resulted in the change in control are described in Item 1.01 of this Report, the contents of which Item 1.01 are incorporated into this Item 5.01.

Brown’s ownership of these shares results in his beneficial ownership, both directly and indirectly, of approximately 72.4 percent of the voting securities of the Registrant. (All of the shares beneficially owned by Brown are directly owned.)

The consideration for the shares is set forth in Item 1.01 of this Report, the contents of which Item 1.01 are incorporated into this Item 5.01.

The source of the consideration paid by Brown was his own personal assets.

Control was not assumed from any specific person(s) as the shares were acquired from the Registrant.

The Registrant is not aware of any arrangements or understandings with respect to election of directors or other matters, except as the transactions described in Item 1.01 of this Report may be considered to constitute any such arrangements or understandings with respect to other matters. As stated above, the contents of Item 1.01 are incorporated into this Item 5.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Agreement entered into on March 1, 2021 among the Registrant, Sylvia Meadows, Crank Media Inc (a British Columbia corporation), and Stephen Brown.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Crank Media Inc

(a Nevada corporation)

By: /s/ Stephen Brown

Name: Stephen Brown

Title: Chief Executive Officer and President

Dated: March 12, 2021

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